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                                                                  EXHIBIT 10.Z.1

                             AMENDMENT NO. 3 TO THE

                             SUPPLEMENT NO. 1 TO THE

                               EL PASO CORPORATION

                           EMPLOYEE SEVERANCE PAY PLAN

         Exhibit A of Supplement No. 1 to the El Paso Corporation Employee Severance Pay Plan effective as of January 1, 2003, as amended (the "Supplement No. 1"), is hereby amended, as attached, to add an Eligible Employee who shall be deemed to be a participant covered by Supplement No. 1 effective as of September 2, 2003.

         IN WITNESS WHEREOF, the Company has caused this amendment to be duly executed on the 2nd day of September, 2003.

                                          EL PASO CORPORATION


                                          By: /s/ Gary J. Konnie
                                              ----------------------------------
                                              Gary J. Konnie
                                              Its Senior Vice President
                                              Human Resources

Attest:


/s/ David L. Siddall
---------------------------------
Corporate Secretary


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                                    Exhibit A

              Eligible Employees Covered by Supplement No. 1 to the

                     El Paso Corporation Severance Pay Plan

                            (as of September 2, 2003)

Robert W. Baker
Jeffery I. Beason
Norma F. Dunn
Rodney D. Erskine
Douglas L. Foshee
Peggy A. Heeg
Robert G. Phillips
D. Dwight Scott
John W. Somerhalder II


Acknowledged and Accepted effective the 2nd day of September, 2003.

By: /s/ GARY J. KONNIE
    -----------------------------------
    Gary J. Konnie
    Its Senior Vice President
    Human Resources